                                                                   Exhibit 10.39


                COLUMBUS McKINNON CORPORATION THRIFT 401(K) PLAN
                  AMENDMENT NO. 3 OF THE 1998 PLAN RESTATEMENT

         Columbus McKinnon Corporation (the "Corporation") hereby amends the Columbus McKinnon Corporation Thrift 401(K) Plan (the "Plan"), as amended and restated in its entirety effective January 1, 1998, and as further amended by Amendment Nos. 1 and 2, as permitted under Section 14.1 of the Plan, as follows:

                        Amendments Effective Before 2001

1. Section 1.3, entitled "Actual Contribution Percentage Test or ACP Test", is amended effective January 1, 1997 by deleting Section 1.3(c) (Use of Contribution Percentage from Preceding Plan Year).

2. Section 1.4, entitled "Actual Deferral Percentage Test or ADP Test", is amended effective January 1, 1997 by deleting Section 1.4(c) (Use of Deferral Percentage from Preceding Plan Year).

3. Section 1.14, entitled "Eligible Employee" is amended effective January 1, 1998 by adding the following heading to Section 1.14(d): "Exclusion of Certain Employees Before April 1, 1998".


4. Section 1.19, entitled "Highly Compensated Employee", is amended effective January 1, 1997 by renumbering Section 1.19(b)(1) as Section 1.19(b)(2) and adding new Section 1.19(b)(1) to read as follows:

                           "(1) Meaning of "Compensation". For the purpose of
                  determining whether an Employee is a Highly Compensated Employee, "Compensation" has the meaning given such term in Code Section 415(c)(3) (e.g., W-2 wages increased by elective deferrals etc. and not reduced by any items)."

5. Section 1.38, entitled "A Year of Vesting Service", is amended effective January 1, 1998 by deleting Section 1.38(b)(2) and substituting the following Sections 1.38(b)(2) and 1.38(b)(3):

                           "(2) Five Year Break in Service. If an Employee
                  incurs five (5) consecutive one-year Breaks in Service, Years of Vesting Service completed after such Breaks in Service shall not be taken into account in determining the Employee's nonforfeitable percentage in his Account Balance derived from Matching Contributions made before such 5-year period.

                                COLUMBUS McKINNON CORPORATION THRIFT 401(K) PLAN
                          Page 2 of Amendment No. 3 of the 1998 Plan Restatement


                           (3) Rule of Parity. If an Employee who has not become
                  partially vested in his Matching Contribution Account incurs a number of consecutive one-year Breaks in Service which equals or exceeds the greater of five or the aggregate number of the Employee's prior Years of Vesting Service (determined without regard to his age but excluding therefrom any Years of Vesting Service disregarded by reason of any prior Break in Service), the service credited prior to the Break in Service shall thereafter be excluded from his Years of Vesting Service."

6. Section 4.4, entitled "Distribution of Excess Contributions" is amended effective January 1, 1997 to read as follows:

         "4.4     Distribution of Excess Contributions.

                  (a) Required Distribution. If the Actual Deferral Percentage Test has not been satisfied for the Plan Year after all contributions have been made under the Plan for the Plan Year, the Committee shall, as soon as practicable but in no event later than the close of the following Plan Year, distribute the excess contributions, as defined in
         Section 4.4(b), to the Highly Compensated Employees in the manner provided in Section 4.4(c) together with an allocable share of income determined in accordance with Section 4.4(d). The Committee shall make every reasonable effort to make any distribution under this Section 4.4 on or before March 15 of the Plan Year following the Plan Year for which the ADP Test was not satisfied. If such distribution includes contributions which qualified for Matching Contributions, the Matching Contributions attributable thereto shall be forfeited.

                  (b) Calculation of Excess Contributions. For purposes of this
         Section 4.4, the term "excess contributions" means the excess of--

                       (1) the aggregate amount of Salary Reduction
                  Contributions actually paid over to the Trust on behalf of Highly Compensated Employees for the Plan Year, over

                       (2) the maximum amount of such contributions permitted
                  under the ADP Test (determined by reducing contributions made on behalf of Highly Compensated Employees in the order of the actual deferral percentages beginning with the highest of such percentages).

                  (c) Distribution of Excess Contributions. Any distribution of excess contributions shall be made to the Highly Compensated Employee(s) with the highest dollar amount of Salary Reduction Contributions for the Plan Year in such manner that no Highly Compensated Employee receives a distribution of

                                COLUMBUS McKINNON CORPORATION THRIFT 401(K) PLAN
                          Page 3 of Amendment No. 3 of the 1998 Plan Restatement


         excess contributions until the higher dollar amounts of Salary Reduction Contributions of all other Highly Compensated Employees (if any) have been distributed first. Any Matching Contributions that are attributable to excess contributions distributed pursuant to this
         Section 4.4 shall be forfeited and used to reduce Employer contributions or used to pay Plan administration expenses.

                  (d) Income (or Loss) Allocable to Excess Contributions.

                       (1) Standard Allocation Method. The income (or loss)
                  allocable to excess contributions that were distributed in accordance with Section 4.4(c) shall be determined by multiplying the income (or loss) allocable to the Participant's Salary Reduction Contribution Account for the Plan Year by a fraction [1] the numerator of which is the excess contributions distributed to the Participant and [2] the denominator of which is the account balance of the Participant's Salary Reduction Contribution Account as of the beginning of the Plan Year increased by the Participant's Salary Reduction Contributions for such Plan Year.

                       (2) Alternative Allocation Method. As an alternative to
                  the standard method of allocating income (or loss) to excess contributions described in Section 4.4(d)(1), the Committee may use any reasonable method for computing income allocable to excess contributions provided that the method does not violate Code Section 401(a)(4), is used consistently for all Participants and for all corrective distributions under the Plan for that Plan Year, is used for allocating income to Participants' Accounts, and/or satisfies such other requirements as may be set forth in Treasury Regulations."

7. Section 4.5, entitled "Distribution of Excess Aggregate Contributions" is amended effective January 1, 1997 to read as follows:

         "4.5     Distribution of Excess Aggregate Contributions.

                  (a) Required Distribution. If Matching Contributions for a Plan Year do not satisfy the Actual Contribution Percentage Test after all contributions have been made under the Plan for such Plan Year, the Committee shall, as soon as practicable but in no event later than the last day of the following Plan Year, distribute the excess aggregate contributions, as defined in Section 4.5(b), and income (or loss) allocable thereto to the Participants on whose behalf such excess aggregate contributions were made in accordance with Section 401(m)(6) of the Code and Treasury Regulations thereunder. The Committee shall make every reasonable effort to make any distribution under this
         Section 4.5 on or before March 15 of the Plan Year following the Plan Year for which the Actual Contribution Percentage Test was not satisfied.

                                COLUMBUS McKINNON CORPORATION THRIFT 401(K) PLAN
                          Page 4 of Amendment No. 3 of the 1998 Plan Restatement


                  (b) Calculation of Excess Aggregate Contributions. For purposes of this Section 4.5, the term "excess aggregate contributions" means the excess of--

                       (1) the aggregate amount of Matching Contributions
                  actually paid over to the Trust on behalf of Highly Compensated Employees for the Plan Year, over

                       (2) the maximum amount of such contributions permitted
                  under the ACP Test (determined by reducing contributions made on behalf of Highly Compensated Employees in the order of the actual contribution percentages beginning with the highest of such percentages).

                  (c) Distribution of Excess Aggregate Contributions. Any distribution of excess aggregate contributions shall be made to the Highly Compensated Employee(s) with the highest dollar amount of Matching Contributions for the Plan Year in such manner that no Highly Compensated Employee receives a distribution of excess contributions until the higher dollar amounts of Matching Contributions of all other Highly Compensated Employees (if any) have been distributed first.

                  (d) Income or Loss Allocable to Excess Aggregate Contributions. The income or loss allocable to excess aggregate contributions for the Plan Year shall be determined in a manner similar to the determination of income or loss allocable to excess contributions under Section 4.4(b)."

8. Section 7.4, entitled "Investment Elections", is amended effective January 28, 2000 to read as follows:

         "7.4     Investment Elections.

                  (a)  Initial Election.

                       (a) Salary Reduction Contributions. Each Participant
                  shall submit an investment election designating that his future Salary Reduction Contributions are to be invested in one or more of the Investment Funds, in multiples of 5%, or in multiples of such other percentage as may be authorized by the Committee. The investment election shall be submitted in a manner prescribed by the Committee. If a Participant fails to submit an investment election, the Participant shall be deemed to have elected 100% Guaranteed Investment Contract (GIC) Fund or such other default Investment Fund as may be selected by the Committee. An election under this Section 7.4(a) shall be effective as of the effective date of the Participant's participation in the Plan, and shall remain in effect until changed in accordance with Section 7.4(b).

                                COLUMBUS McKINNON CORPORATION THRIFT 401(K) PLAN
                          Page 5 of Amendment No. 3 of the 1998 Plan Restatement


                       (b) Matching Contributions. A Participant's Matching
                  Contributions shall be invested in the same percentages and the same Investment Funds as his Salary Reduction Contributions.

                       (c) Rollover Contribution. Each Participant who makes a
                  rollover contribution shall designate in writing one or more Investment Funds in which such contribution is to be invested, in multiples of 5%, or in multiples of such other percentage as may be authorized by the Committee. Such designation shall be provided to the Committee at least 15 days before the rollover is made.

                  (b) Change of Election. A Participant may change his investment election for future Salary Reduction Contributions by submitting a new investment election in a manner prescribed by the Committee. Such change in investment election shall be effective as soon as administratively reasonable, as determined by the Committee.

                  (c) Reinvestment of Existing Balances.

                       (1) In General. A Participant (including a former
                  Employee who has not received complete distribution of his Accounts) may direct that all or a portion of his existing balances in any Investment Fund be reinvested in one or more different Investment Funds, in such percentages or fractions permitted under Section 7.4(a) as he shall specify.

                       (2) When Reinvestment Becomes Effective. Transfers out of
                  or into any Investment Fund (subject to restrictions imposed by individual Investment Funds) shall be given effect as soon as administratively reasonable after the Participant has submitted the relevant change in investment election.

                       (3) Limitations on Reinvestment. The Committee by rule of
                  general application may limit the number of elections pursuant to this Section 7.4(c) that may be made during a Plan Year or other period."

9. Schedule A, entitled "Participating Employers and Eligible Employees", is amended effective September 1, 1999 by amending Section 1 thereof to read as follows:

         "1.      Columbus McKinnon Corporation (April 1, 1984)

                  Columbus McKinnon Corporation established the Plan effective August 1, 1984. The Plan was amended effective April 1, 1998 to cover nonunion employees of Columbus McKinnon Corporation who satisfy the definition of "Eligible Employee". Prior to April 1, 1998, the Plan covered selected groups of nonunion employees of Columbus McKinnon Corporation, as follows:

                                COLUMBUS McKINNON CORPORATION THRIFT 401(K) PLAN
                          Page 6 of Amendment No. 3 of the 1998 Plan Restatement


                       (i) as of April 1, 1984, any Employee compensated on the
                  basis of a regular fixed weekly, bi-weekly, monthly or semi-monthly salary as opposed to an hourly wage (but including office Employees regardless of how compensated);

                       (ii) as of January 1, 1989, any nonunion factory Employee
                  regularly employed in the Corporation's Tonawanda, New York facility, regardless of how compensated;

                       (iii) as of December 31, 1989, any person employed by
                  Positech Corporation, regardless of how compensated and (iv) as of January 1, 1992, any nonunion factory Employee regularly employed in the Corporation's Lexington, Tennessee, Manatee, Florida or Chattanooga, Tennessee facility, regardless of how compensated;

                       (iv) as of February 24, 1995, any person regularly
                  employed at the Positech division of the Corporation, regardless of how compensated; and

                       (v) as of April 1, 1995, any Employee regularly employed
                  by the Corporation's Durbin Durco Division in Reform, Alabama who is compensated on the basis of a regular fixed weekly, bi-weekly, monthly or semi-monthly salary and who is exempt from overtime pay under the Fair Labor Standards Act.

                  Employees of Columbus McKinnon Corporation who may be Eligible Employees include all nonunion Employees."

10. Schedule A, entitled "Participating Employers and Eligible Employees", is amended effective September 1, 1999 by amending the heading of
         Section 6 thereof to read as follows:

         "6.      Washington Equipment Company  (June 1, 2000)"

11. Schedule A, entitled "Participating Employers and Eligible Employees, is amended effective September 1, 1999 by amending the heading of
         Section 7 thereof to read as follows:

         "7.      Gaffey, Inc.  (June 1, 2000)"

12. Schedule A, entitled "Participating Employers and Eligible Employees", is amended effective September 1, 1999 by amending the heading of
         Section 8 thereof to read as follows:

                                COLUMBUS McKINNON CORPORATION THRIFT 401(K) PLAN
                          Page 7 of Amendment No. 3 of the 1998 Plan Restatement


         "8.      Handling Systems and Conveyors, Inc.  (June 1, 2000)"

13. Section 9.4, entitled "Eligible Rollover Distribution", is amended effective January 1, 2000 by changing Section 9.4(a)(1) to read as follows:

                           (1) "Eligible Rollover Distribution." An "eligible
                  rollover distribution" is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of 10 years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; effective after December 31, 1999, any hardship distribution described in Code Section 401(k)(2)(B)(i)(IV); and the portion of any distribution that is not included in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

14. Section 12.4, entitled "Return of Contributions", is amended effective January 1, 1998 to add the words "was made" at the end of Section 12.4(a) and to delete the sentence "If such Employee receive a contribution returned pursuant to this Section 12.4, it shall pay any portion of the amount returned that represents a salary Reduction Contribution to the Participant on whose behalf of the contribution was made." from Section 12.4(b).

15. Section 15.5, entitled "Application of Top-Heavy Rules", is amended effective January 1, 1998 by changing Section 15.5(d) to read as follows:

                  (d) Special Vesting. The vesting schedule set forth at Section ?(d) shall not change if the Plan becomes a Top-Heavy Plan.

                      Amendments Effective January 1, 2001

16. Section 1.6, entitled "Base Pay", is amended effective January 1, 2001 by amending Section 1.6(a) to read as follows:

                  "(a) In General. "Base Pay" means, with respect to a Participant for a pay period or other period, the Participant's compensation as defined in Code Section 415(c)(3) and Treasury Regulation ss. 1.415-2(d)(11)(i) ("wages" reported on Form W-2), which is paid to the Participant on any pay day with respect to such pay period or other period by one or more Employers. The phrase "aggregate Base Pay" with respect to a Plan Year or other period means the sum of the periodic payments of Base Pay made to a Participant during such Plan Year or other period.

                                COLUMBUS McKINNON CORPORATION THRIFT 401(K) PLAN
                          Page 8 of Amendment No. 3 of the 1998 Plan Restatement


                       (1) Base Pay is increased by elective deferrals as
                  defined in Code Section 402(g)(3) and by amounts excludable from the Participant's gross income pursuant to Code Sections 125, 132(f)(4) or 457.

                       (2) Base Pay is reduced by reimbursements or other
                  expense allowances, cash and noncash fringe benefits, moving expenses, deferred compensation and welfare benefits, any special payments, and any amounts treated as wages with respect to restricted stock granted to a Participant (even if the foregoing items are includible in the Participant's gross income)."

17. Section 1.33, entitled "Testing Compensation", is amended effective January 1, 2001 by amending Section 1.33(a) to read as follows:

                  "(a) In General. "Testing Compensation" means, with respect to each Employee, and for each Plan Year or other period, the Employee's compensation as defined in Code Section 415(c)(3) and Treasury Regulation ss.1.415-2(d)(11)(i) ("wages" reported on Form W-2), which is paid to the Employee by the Corporation and each Affiliate during the Plan Year or other period.

                       (1) Testing Compensation is increased by elective
                  deferrals as defined in Code Section 402(g)(3) and by amounts excludable from the Employee's gross income pursuant to Code Sections 125, 132(f)(4) or 457.

                       (2) Testing Compensation is reduced by reimbursements or
                  other expense allowances, cash and noncash fringe benefits, moving expenses, deferred compensation and welfare benefits, any special payments, and any amounts treated as wages with respect to restricted stock granted to a Participant (even if the foregoing items are includable in the Employee's gross income)."

18. Schedule 2, entitled Merger into the Plan of the Columbus McKinnon Corporation Savings and Retirement Plan - Nonunion Portion, is amended effective January 1, 2001 by replacing the text in Sections S2.5(c) and S2.6 with the word "Deleted".

19. Schedule 3, entitled Merger into the Plan of the Washington Equipment Company 401(k) Retirement & Savings Plan, is amended effective January 1, 2001 by replacing the text in Sections S3.5(c) and S3.6 with the word "Deleted".

20. Schedule 4, entitled "Merger into the Plan of the Automatic Systems, Inc. 401(k) Savings Plan", is amended effective January 1, 2001 by replacing the text in Sections S4.5(c) and S4.6 with the word "Deleted".

                      Amendments Effective January 1, 2002

21. Section 1.6, entitled "Base Pay", is amended effective January 1, 2002 by changing Section 1.6(b) to read as follows:

                                COLUMBUS McKINNON CORPORATION THRIFT 401(K) PLAN
                          Page 9 of Amendment No. 3 of the 1998 Plan Restatement


                  "(b) Code Section 401(a)(17) Limit. In addition to all other applicable limitations set forth in the Plan, and notwithstanding any other provision in the Plan to the contrary, for any Plan Year or other 12-month period beginning on or after January 1, 1989, the Base Pay of each Employee taken into account under the Plan shall not exceed the "Code Section 401(a)(17) Limit." If a Plan Year or other determination period consists of fewer than 12 months, the "Code Section 401(a)(17) Limit" shall be multiplied by a fraction, the numerator of which is the number of months in the Plan Year or other determination period and the denominator of which is 12.

                       (1) Limit Effective January 1, 1989 to December 31, 1993.
                  The "Code Section 401(a)(17) Limit" for any Plan Year or other 12-month period beginning between January 1, 1989 and December 31, 1993, inclusive, shall be $200,000 or such larger amount as the Secretary of the Treasury may determine for such calendar year under Code Section 401(a)(17).

                       (2) Limit Effective January 1, 1994 to December 31, 2001.
                  The "Code Section 401(a)(17) Limit" for any Plan Year or other 12-month period beginning between January 1, 1994 and December 31, 2001, inclusive, shall be $150,000 or such larger amount as the Secretary of the Treasury may determine for such calendar year under Code Section 401(a)(17).

                       (3) Limit Effective on and after January 1, 2002. The
                  "Code Section 401(a)(17) Limit" for any Plan Year or other 12-month period beginning after December 31, 2001 shall be $200,000 or such larger amount as the Secretary of the Treasury may determine for such calendar year under Code
                  Section 401(a)(17)."

22. New Section 1.9A, entitled "Catch-up Contribution", is added effective January 1, 2002 to read as follows:

         "1.9A "Catch-up Contribution" means a contribution described in Section 3.4."

23. Section 1.33, entitled "Testing Compensation", is amended effective January 1, 2002 by changing Section 1.33(b) to read as follows:

                  (b) Code Section 401(a)(17) Limit. Testing Compensation shall be subject to the same limit under Code Section 401(a)(17) as Base Pay, as set forth in Section 1.6(b)."

24. Section 3.1, entitled Salary Reduction Contribution, is amended effective January 1, 2002 to change "15 percent" where it appears therein to "30 percent".

                                COLUMBUS McKINNON CORPORATION THRIFT 401(K) PLAN
                         Page 10 of Amendment No. 3 of the 1998 Plan Restatement


25. New Section 3.4, entitled "EGTRRA Catch-up Contributions" is added to the Plan effective January 1, 2002, to read as follows:

         "3.4 Catch-up Contributions.

                  (a) Contributions Permitted. All Employees who are eligible to have Salary Reduction Contributions made on their behalf under Section
         3.1 and who will attain age 50 on or before the last day of any calendar year coincident with or preceding the Plan Year shall be eligible to make Catch-up Contributions in accordance with, and subject to the limitations of, Code Section 414(v).

                  (b) Treated as Salary Reduction Contributions. Catch-up Contributions shall be treated as additional Salary Reduction Contributions for all purposes of the Plan except as otherwise provided in Code Section 414(v), regulations and other guidance issued thereunder, and this Section 3.4.

                  (c) Certain Limits Inapplicable. Catch-up Contributions shall not be taken into account for purposes of the provisions of the Plan implementing the limitations of Sections 402(g) and 415 of the Code. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Section 401(k)(3) , 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason of the making of such Catch-up Contributions.

                  (d) Plan Administrative Procedures. The Committee shall implement appropriate administrative procedures to deal with Catch-up Contributions including, without limitation, rules regarding whether such contributions can be made in a single sum and/or pro rata during the year.

                  (e) Effective Date. This Section 3.4 shall be effective as of January 1, 2002 or such later date, determined by the Committee in its discretion, when appropriate Plan administrative procedures have been implemented."

26. Section 4.1, entitled "Maximum Amount of Contributions", is amended effective January 1, 2002 to read as follows:

         "4.1 Maximum Amount of Contributions.

                  (a) Limitation on Annual Additions. In no event shall the sum of contributions credited to a Participant's Accounts for any Limitation Year be in an amount that would cause the Annual Addition for such Participant to exceed the amount permitted under Section 5.1, except to the extent permitted under Section 3.4 and Code Section 414(v) with respect to Catch-up Contributions.

                  (b) Limitation Based on Employer Deductions. In no event shall contributions under the Plan in any taxable year of the Employer exceed the

                                COLUMBUS McKINNON CORPORATION THRIFT 401(K) PLAN
                         Page 11 of Amendment No. 3 of the 1998 Plan Restatement


         maximum amount deductible under Code Section 404. All contributions under the Plan that must be taken into account for purposes of applying the Code Section 404 limitation on Employer deductions are conditioned on their deductibility under Code Section 404.

                  (c) Limitation on Salary Reduction Contributions. In no event shall Salary Reduction Contributions made on behalf of any Participant for any taxable year exceed the dollar limitation contained in Code
         Section 402(g) in effect for such taxable year, except to the extent permitted under Section 3.4 and Code Section 414(v) with respect to Catch-up Contributions.

                  (d) Special Nondiscrimination Limitations. In no event shall Salary Reduction Contributions or Matching Contributions made by or on behalf of a Highly Compensated Employee for any Plan Year exceed the limits under Section 4.2, except to the extent permitted under Section
         3.4 and Code Section 414(v) with respect to Catch-up Contributions."

27. Section 4.2, entitled "Nondiscrimination Requirements", is amended effective January 1, 2002 by changing Section 4.2(c)(6) to read as follows:

                  "(6) No Multiple Use of Alternative Limitations. The prohibition against multiple use of alternative limitations shall not apply with respect to Plan Years beginning on or after January 1, 2002."

28. Article 5, entitled "Limitation on Annual Additions", is amended effective January 1, 2002 to read as follows:

                                   "ARTICLE 5

                         LIMITATION ON ANNUAL ADDITIONS

         5.1 Limitation on Annual Additions. Except to the extent permitted under Section 3.4 of the Plan and Code Section 414(v) with respect to Catch-up Contributions, if applicable, the Annual Addition that may be contributed or allocated to a Participant's Account under the Plan for any Limitation Year shall not exceed the lesser of:

                  (1) $40,000, as adjusted for increases in the cost-of-living under Code Section 415(d), or

                  (2) 100 percent of the Participant's Taxable Compensation, for the Limitation Year. The compensation limit referred to in this Paragraph (2) shall not apply to any contribution for medical benefits after separation from service (within the meaning of section 401(h) or

                                COLUMBUS McKINNON CORPORATION THRIFT 401(K) PLAN
                         Page 12 of Amendment No. 3 of the 1998 Plan Restatement


         section 419A(f)(2) of the Code) which is otherwise treated as an Annual Addition.

This Section 5.1 shall be effective for Limitation Years beginning after December 31, 2001.

         5.2 Definitions. The following terms shall have the following meanings for the purpose of this ARTICLE 5:

                  (a) "Annual Addition" means, in the case of any Participant and with respect to this Plan, the sum for any Limitation Year of all Contributions credited to the Participant's Accounts for such year, unreduced by any distributions under Section 4.4 (excess contributions), Section 4.5 (excess aggregate contributions or Section
         4.6 (excess deferrals) (except as provided in Treasury Regulations under Code Section 415(c)(2)). "Annual Addition" means, in the case of any Participant and with respect to all other defined contribution plans maintained by the Corporation or any Affiliate, the sum for any Limitation Year of all (i) employer contributions, employee contributions, and forfeitures, as described in Section 415(c)(2) of the Code and Treasury regulations thereunder, unreduced by any distributions of excess contributions, excess aggregate contributions, or excess deferrals (except as provided in Treasury Regulations under Code Section 415(c)(2)), and (ii) amounts described under Section 415(l)(1) and Section 419(d)(2) of the Code credited to the Participant's accounts for the Limitation Year.

                  (b) "Affiliate" means an "Affiliate" as defined in Section 1.5 except that, for purposes of this Article 5, membership in a controlled group of corporations shall be determined on the basis of a 50% control test rather than an 80% control test.

                  (c) "Taxable Compensation" means, with respect to a Participant for each Limitation Year, compensation as defined under Code Section 415(c)(3) and the Treasury Regulations thereunder. In no event shall a Participant's Taxable Compensation for a Limitation Year beginning on or after January 1, 1989 exceed the applicable Code
         Section 401(a)(17) Limit set forth in Section 1.6(b)

         5.3 Adjustment to Reduce Annual Addition. A Participant's Annual Addition under the Plan shall be reduced to satisfy the limitation of
         Section 5.1 as follows:

                  (a) Any Salary Reduction Contribution not yet paid to the Trustee for the Limitation Year shall not be made. The Salary Reduction Contribution shall be paid instead to the Participant.

                  (b) Any Salary Reduction Contribution already paid to the Trustee for the Limitation Year shall, to the extent permitted by the Code and Treasury

                                COLUMBUS McKINNON CORPORATION THRIFT 401(K) PLAN
                         Page 13 of Amendment No. 3 of the 1998 Plan Restatement


         Regulations, be withdrawn from the Trust Fund and distributed to the Participant together with gains attributable to such Salary Reduction Contribution.

                  (c) If the Annual Addition for any Participant exceeds the limitations of Section 5.1 after the adjustments described in Section 5.3(a) and Section 5.3(b), the excess amounts in the Participant's Accounts shall be held unallocated in a suspense account and used to reduce Salary Reduction Contributions for the next Limitation Year (and succeeding Limitation Years, as necessary) for the Participant if that Participant is covered by the Plan as of the end of the Limitation Year. However, if the Participant is not covered by the Plan as of the end of the Limitation Year, then the excess amounts shall be held unallocated in a suspense account for the Limitation Year and allocated and reallocated in the next Limitation Year to all of the remaining Participants in the Plan so as to reduce Salary Reduction Contributions for the next Limitation Year (and succeeding Limitation Years, as necessary) for all of the remaining Participants. If a suspense account is in existence at any time during a particular Limitation Year, other than the Limitation Year described in the preceding sentence, all amounts in the suspense account shall be allocated and reallocated to the Participants before any Salary Reduction Contributions are made under the Plan for the Limitation Year.

         5.4 Application of Code Section 415. No Annual Addition payable under the Plan shall exceed the applicable limitations set forth in Code
         Section 415 and the regulations thereunder, which are incorporated herein by this reference. Code Section 415 shall govern over any contrary provision in this Article 5."

29. Section 8.4, entitled "Restrictions on Distribution" is amended effective January 1, 2002 to read as follows:

         8.4 Restrictions on Distributions. Not withstanding any provision in the Plan to the contrary, no distribution of a Participant's Salary Reduction Account shall occur earlier than [1] severance from employment, death or disability, [2] termination of the Plan, [3] the Participant's attainment of age 59-1/2, or [4] upon hardship of the Participant within the meaning of Code Section 401(k)(2)(B)(IV) and Treasury Regulations promulgated thereunder."

30. Section 9.4, entitled "Eligible Rollover Distributions", is amended effective January 1, 2002 by adding new Section 9.4(f) to read as follows:

         "(f) EGTRRA Amendment.

                  (1) Effective Date. This subsection (f) shall apply to distributions made after December 31, 2001.

                                COLUMBUS McKINNON CORPORATION THRIFT 401(K) PLAN
                         Page 14 of Amendment No. 3 of the 1998 Plan Restatement


                  (2) Modification of Definition of Eligible Retirement Plan. For purposes of the direct rollover provisions in this Section 9.4, an Eligible Retirement Plan shall also mean an annuity contract described in section 403(b) of the Code and an eligible plan under section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of Eligible Retirement Plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a Qualified Domestic Relation Order.

                  (3) Modification of Definition of Eligible Rollover Distribution to Exclude Hardship Distributions. For purposes of the direct rollover provisions in this Section 9.4, any amount that is distributed on account of hardship shall not be an eligible rollover distribution and the distributee may not elect to have any portion of such a distribution paid directly to an Eligible Retirement Plan.

                  (4) Modification of Definition of Eligible Rollover Distribution To Include After-tax Employee Contributions. For purposes of the direct rollover provisions in this Section 9.4, a portion of a distribution shall not fail to be an Eligible Rollover Distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible"

31. Section 10.3, entitled "Hardship Withdrawals", is amended effective January 1, 2002 to substitute "6-month period" for "twelve-month period" wherever it appears in Section 10.3(e)(2).

32. Section 15.7, entitled "Change in the Law", is replaced effective January 1, 2002 with a new Section 15.7 which shall read as follows:

         "15.7 EGTRRA Amendment.

                  (a) Effective date. This Section 15.7 shall apply for purposes of determining whether the Plan is a top-heavy plan under Section 416(g) of the Code for Plan Years beginning after December 31, 2001, and whether the Plan

                                COLUMBUS McKINNON CORPORATION THRIFT 401(K) PLAN
                         Page 15 of Amendment No. 3 of the 1998 Plan Restatement


         satisfies the minimum benefits requirements of Section 416(c) of the Code for such years. This section shall govern over any contrary provision in this Article 15.

                  (b) Determination of Top-Heavy Status.

                       (1) Key Employee. Key Employee means any employee or
                  former employee (including any deceased employee) who at any time during the Plan Year that includes the Determination Date was an officer of the Employer having annual compensation greater than $130,000 (as adjusted under section 416(i)(1) of the Code for plan years beginning after December 31, 2002), a 5-percent owner of the employer, or a 1 percent owner of the employer having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of section 415(c)(3) of the Code. The determination of who is a Key Employee will be made in accordance with section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

                       (2) Determination of Present Values and Amounts. This
                  Section 15.7(b)(2) shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of employees as of the Determination Date.

                           (A) Distributions during year ending on the
                       determination date. The present values of accrued benefits and the amounts of account balances of an employee as of the Determination Date shall be increased by the distributions made with respect to the employee under the Plan and any plan aggregated with the Plan under section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting 5-year period for 1-year period.

                           (B) Employees not performing services during year
                       ending on the Determination Date. The accrued benefits and accounts of any individual who has not performed services for the Employer during the 1-year period ending on the Determination Date shall not be taken into account.

                  (c) Minimum Benefits. Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution

                                COLUMBUS McKINNON CORPORATION THRIFT 401(K) PLAN
                         Page 16 of Amendment No. 3 of the 1998 Plan Restatement


         requirements of section 416(c)(2) of the Code and the Plan. The preceding sentence shall apply with respect to matching contributions under the Plan or, if the plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of section 401(m) of the Code."

         IN WITNESS WHEREOF, this instrument of amendment has been executed by a duly authorized officer of the Corporation this 21st day of February, 2002.

                                             COLUMBUS McKINNON CORPORATION


                                             By   /s/ R.L. Montgomery
                                                 -----------------------------
                                             Title  Executive Vice President
                                                   ---------------------------

                                               Lenders

                                               DEUTSCHE BANK TRUST COMPANY
                                               AMERICAS

                                               By: /s/ Diane F. Rolfe
                                                   -----------------------------
                                               Name:  Diane F. Rolfe
                                               Title: Vice President